CorEnergy Announces Third Quarter 2020 Results, Dividends
KANSAS CITY, MO - November 2, 2020 - CorEnergy Infrastructure Trust, Inc. ("CorEnergy" or the "Company") today announced financial results for the third quarter, ended September 30, 2020.
Third Quarter Performance Summary
Third quarter financial highlights are as follows:

	For the Three Months Ended
	September 30, 2020
		Per Share
	Total	Basic	Diluted
Net Loss (Attributable to Common Stockholders)[1]	$(6,228,770)	$(0.46)	$(0.46)
NAREIT Funds from Operations (NAREIT FFO)[1]	$(4,175,478)	$(0.31)	$(0.31)
Funds From Operations (FFO)[1]	$(4,175,478)	$(0.31)	$(0.31)
Adjusted Funds From Operations (AFFO)[1]	$(2,879,414)	$(0.21)	$(0.21)
Dividends Declared to Common Stockholders		$0.05
1 Management uses AFFO as a measure of long-term sustainable operational performance. NAREIT FFO, FFO, and AFFO are non-GAAP measures. Reconciliations of NAREIT FFO, FFO and AFFO, as presented, to Net Loss Attributable to CorEnergy Stockholders are included at the end of this press release. See Note 1 for additional information.
Management Commentary
"Within CorEnergy's existing asset portfolio, our MoGas and Omega assets are generating steady, predictable results, even as we implemented multiple expansion projects with customers on these lines," said Dave Schulte, Chairman and Chief Executive Officer. "We expect the most recent of our MoGas expansion projects to come online by the beginning of December, driving incremental revenue generating capabilities under a new 10-year contract with Spire, in addition to a recent 10-year expansion agreement signed with Ameren. Our Omega pipeline is providing increased support as the Department of Defense constructs additional natural gas using facilities at Fort Leonard Wood, a 30,000 person Army post. Finally, we are working toward resolution of the rents due at our GIGS asset, which the tenant is using on a daily basis. Rents continue to accrue uninterrupted under the lease agreement, and we intend to enforce our full claim if resolution is not reached."
"CorEnergy has completed substantial diligence, and we are evaluating funding options for an acquisition as part of our goal to announce a transaction before year end," continued Schulte. "We believe our stakeholders are best served by using our resources to acquire critical assets serving credit-worthy counterparties, enabling CorEnergy to provide a stable dividend in 2021, with long term prospects for growth. Of course, there is no assurance that any particular acquisition will be completed, due to a number of factors including market conditions."
Dividend Declaration
Common Stock: A third quarter 2020 dividend of $0.05 per share was declared for CorEnergy's common stock. The dividend will be paid on November 30, 2020, to stockholders of record on November 16, 2020.

Preferred Stock: For the Company's 7.375% Series A Cumulative Redeemable Preferred Stock, a cash dividend of $0.4609375 per depositary share was declared. The preferred stock dividend, which equates to an annual dividend payment of $1.84375 per depositary share, will be paid on November 30, 2020, to stockholders of record on November 16, 2020.
Third Quarter Results Call
CorEnergy will host a conference call on Tuesday, November 3, 2020, at 1:00 p.m. Central Time to discuss its financial results. Please dial into the call at +1-201-689-8035 at least five minutes prior to the scheduled start time. The call will also be webcast in a listen-only format. A link to the webcast will be accessible at corenergy.reit.
A replay of the call will be available until 1:00 p.m. Central Time on December 3, 2020, by dialing +1-919-882-2331. The Conference ID is 58666. A webcast replay of the conference call will also be available on the Company’s website, corenergy.reit.
About CorEnergy Infrastructure Trust, Inc.
CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA), is a real estate investment trust (REIT) that owns critical energy assets, such as pipelines, storage terminals, and transmission and distribution assets. We receive long-term contracted revenue from customers and operators of our assets, including triple-net participating leases and from long term customer contracts. For more information, please visit corenergy.reit.
Forward-Looking Statements
This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.

Notes
1NAREIT FFO represents net loss (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, impairment losses of depreciable properties, real estate-related depreciation and amortization (excluding amortization of deferred financing costs or loan origination costs) and other adjustments for unconsolidated partnerships and non-controlling interests. Adjustments for non-controlling interests are calculated on the same basis. FFO as we have presented it here, is derived by further adjusting NAREIT FFO for distributions received from investment securities, income tax expense (benefit) from investment securities, net distributions and other income and net realized and unrealized gain or loss on other equity securities. CorEnergy defines AFFO as FFO Adjusted for Securities Investment plus deferred rent receivable write-off, (gain) loss on extinguishment of debt, provision for loan (gain) loss, net of tax, transaction costs, amortization of debt issuance costs, accretion of asset retirement obligation, non-cash costs associated with derivative instruments, and certain costs of a nonrecurring nature, less maintenance, capital expenditures (if any), income tax (expense) benefit unrelated to securities investments, amortization of debt premium, and other adjustments as deemed appropriate by Management. Reconciliations of NAREIT FFO, FFO Adjusted for Securities Investments and AFFO to Net Loss Attributable to CorEnergy Stockholders are included in the additional financial information attached to this press release.

Contact Information:
CorEnergy Infrastructure Trust, Inc.
Investor Relations
Debbie Hagen or Matt Kreps
877-699-CORR (2677)
info@corenergy.reit

Source: CorEnergy Infrastructure Trust, Inc.

Consolidated Balance Sheets

	September 30, 2020	December 31, 2019
Assets	(Unaudited)
Leased property, net of accumulated depreciation of $5,631,017 and $105,825,816	$66,121,507	$379,211,399
Property and equipment, net of accumulated depreciation of $21,815,093 and $19,304,610	105,510,927	106,855,677
Financing notes and related accrued interest receivable, net of reserve of $600,000 and $600,000	1,202,960	1,235,000
Cash and cash equivalents	104,221,404	120,863,643
Deferred rent receivable	—	29,858,102
Accounts and other receivables	3,103,170	4,143,234
Deferred costs, net of accumulated amortization of $1,979,058 and $1,956,710	1,229,159	2,171,969
Prepaid expenses and other assets	1,861,017	804,341
Deferred tax asset, net	4,367,933	4,593,561
Goodwill	1,718,868	1,718,868
Total Assets	$289,336,945	$651,455,794
Liabilities and Equity
Secured credit facilities, net of debt issuance costs of $0 and $158,070	$—	$33,785,930
Unsecured convertible senior notes, net of discount and debt issuance costs of $3,206,295 and $3,768,504	114,843,705	118,323,496
Asset retirement obligation	8,646,065	8,044,200
Accounts payable and other accrued liabilities	3,760,287	6,000,981
Management fees payable	969,756	1,669,950
Unearned revenue	6,053,376	6,891,798
Total Liabilities	$134,273,189	$174,716,355
Equity
Series A Cumulative Redeemable Preferred Stock 7.375%, $125,270,350 and $125,493,175 liquidation preference ($2,500 per share, $0.001 par value), 10,000,000 authorized; 50,108 and 50,197 issued and outstanding at September 30, 2020 and December 31, 2019, respectively	$125,270,350	$125,493,175
Capital stock, non-convertible, $0.001 par value; 13,651,521 and 13,638,916 shares issued and outstanding at September 30, 2020 and December 31, 2019 (100,000,000 shares authorized)	13,652	13,639
Additional paid-in capital	342,734,629	360,844,497
Retained deficit	(312,954,875)	(9,611,872)
Total Equity	155,063,756	476,739,439
Total Liabilities and Equity	$289,336,945	$651,455,794

Consolidated Statements of Operations (Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Revenue
Lease revenue	$20,126	$16,984,903	$21,320,998	$50,338,489
Deferred rent receivable write-off	—	—	(30,105,820)	—
Transportation and distribution revenue	4,573,155	4,068,338	14,156,361	13,808,064
Financing revenue	32,099	28,003	88,319	89,532
Total Revenue	4,625,380	21,081,244	5,459,858	64,236,085
Expenses
Transportation and distribution expenses	1,438,443	1,116,194	4,035,807	3,866,092
General and administrative	2,793,568	2,494,240	10,195,635	8,104,502
Depreciation, amortization and ARO accretion expense	2,169,806	5,645,342	11,479,799	16,935,688
Loss on impairment of leased property	—	—	140,268,379	—
Loss on impairment and disposal of leased property	—	—	146,537,547	—
Loss on termination of lease	—	—	458,297	—
Total Expenses	6,401,817	9,255,776	312,975,464	28,906,282
Operating Income (Loss)	$(1,776,437)	$11,825,468	$(307,515,606)	$35,329,803
Other Income (Expense)
Net distributions and other income	$29,654	$360,182	$449,512	$902,056
Interest expense	(2,247,643)	(2,777,122)	(8,053,650)	(7,582,199)
Gain (loss) on extinguishment of debt	—	(28,920,834)	11,549,968	(33,960,565)
Total Other Income (Expense)	(2,217,989)	(31,337,774)	3,945,830	(40,640,708)
Loss before income taxes	(3,994,426)	(19,512,306)	(303,569,776)	(5,310,905)
Taxes
Current tax expense (benefit)	(2,431)	(1,270)	(399,505)	352,474
Deferred tax expense (benefit)	(72,897)	(91,436)	225,628	64,854
Income tax expense (benefit), net	(75,328)	(92,706)	(173,877)	417,328
Net Loss attributable to CorEnergy Stockholders	(3,919,098)	(19,419,600)	(303,395,899)	(5,728,233)
Preferred dividend requirements	2,309,672	2,313,780	6,880,137	6,941,688
Net Loss attributable to Common Stockholders	$(6,228,770)	$(21,733,380)	$(310,276,036)	$(12,669,921)

Loss Per Common Share:
Basic	$(0.46)	$(1.65)	$(22.73)	$(0.98)
Diluted	$(0.46)	$(1.65)	$(22.73)	$(0.98)
Weighted Average Shares of Common Stock Outstanding:
Basic	13,651,521	13,188,546	13,650,449	12,870,357
Diluted	13,651,521	13,188,546	13,650,449	12,870,357
Dividends declared per share	$0.050	$0.750	$0.850	$2.250

Consolidated Statements of Cash Flows (Unaudited)

	For the Nine Months Ended
	September 30, 2020	September 30, 2019
Operating Activities
Net loss	$(303,395,899)	$(5,728,233)
Adjustments to reconcile net loss to net cash provided by operating activities:
Deferred income tax, net	225,628	64,854
Depreciation, amortization and ARO accretion	12,441,775	17,828,773
Loss on impairment of leased property	140,268,379	—
Loss on impairment and disposal of leased property	146,537,547	—
Loss on termination of lease	458,297	—
Deferred rent receivable write-off, noncash	30,105,820	—
(Gain) loss on extinguishment of debt	(11,549,968)	33,960,565
Gain on sale of equipment	(3,542)	(1,800)
Changes in assets and liabilities:
Increase in deferred rent receivable	(247,718)	(3,656,655)
Decrease in accounts and other receivables	1,040,064	2,081,674
Increase in financing note accrued interest receivable	(11,293)	—
Increase in prepaid expenses and other assets	(1,056,726)	(26,026)
Decrease in management fee payable	(700,194)	(166,587)
Increase (decrease) in accounts payable and other accrued liabilities	(2,551,374)	3,449,442
Decrease in unearned revenue	(838,422)	(40,477)
Net cash provided by operating activities	$10,722,374	$47,765,530
Investing Activities
Purchases of property and equipment, net	(885,711)	(311,566)
Proceeds from sale of property and equipment	7,500	—
Principal payment on note receivable	—	5,000,000
Principal payment on financing note receivable	43,333	32,500
Net cash provided by (used in) investing activities	$(834,878)	$4,720,934
Financing Activities
Debt financing costs	—	(161,963)
Net offering proceeds on convertible debt	—	116,355,125
Repurchases of preferred stock	(161,997)	(60,550)
Dividends paid on Series A preferred stock	(6,933,124)	(6,941,340)
Dividends paid on common stock	(11,603,792)	(28,949,060)
Cash paid for extinguishment of convertible notes	(1,316,250)	(78,939,743)
Cash paid for maturity of convertible notes	(1,676,000)	—
Cash paid for settlement of Pinedale Secured Credit Facility	(3,074,572)	—
Principal payments on secured credit facilities	(1,764,000)	(2,646,000)
Net cash used in financing activities	$(26,529,735)	$(1,343,531)
Net Change in Cash and Cash Equivalents	$(16,642,239)	$51,142,933
Cash and Cash Equivalents at beginning of period	120,863,643	69,287,177
Cash and Cash Equivalents at end of period	$104,221,404	$120,430,110

Supplemental Disclosure of Cash Flow Information
Interest paid	$9,066,335	$5,893,078
Income taxes paid (net of refunds)	(466,382)	282,786

Non-Cash Investing Activities
Proceeds from sale of leased property provided directly to secured lender	$18,000,000	$—
Purchases of property, plant and equipment in accounts payable and other accrued liabilities	313,859	—

Non-Cash Financing Activities
Change in accounts payable and accrued expenses related to debt financing costs	$—	$197,227
Reinvestment of distributions by common stockholders in additional common shares	—	403,831
Common stock issued upon exchange and conversion of convertible notes	419,129	62,639,326
Proceeds from sale of leased property used in settlement of Pinedale Secured Credit Facility	(18,000,000)	—

NAREIT FFO, FFO Adjusted for Securities Investment and AFFO Reconciliation (Unaudited)
	For the Three Months Ended		For the Nine Months Ended
	September 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Net Loss attributable to CorEnergy Stockholders	$(3,919,098)	$(19,419,600)	$(303,395,899)	$(5,728,233)
Less:
Preferred Dividend Requirements	2,309,672	2,313,780	6,880,137	6,941,688
Net Loss attributable to Common Stockholders	$(6,228,770)	$(21,733,380)	$(310,276,036)	$(12,669,921)
Add:
Depreciation	2,045,651	5,511,367	11,080,993	16,533,762
Amortization of deferred lease costs	7,641	22,983	53,607	68,949
Loss on impairment of leased property	—	—	140,268,379	—
Loss on impairment and disposal of leased property	—	—	146,537,547	—
Loss on termination of lease	—	—	458,297	—
NAREIT funds from operations (NAREIT FFO)	$(4,175,478)	$(16,199,030)	$(11,877,213)	$3,932,790
Less:
Income tax (expense) benefit from investment securities	—	(45,205)	149,585	(203,910)
Funds from operations adjusted for securities investments (FFO)	$(4,175,478)	$(16,153,825)	$(12,026,798)	$4,136,700
Add:
Deferred rent receivable write-off	—	—	30,105,820	—
(Gain) loss on extinguishment of debt	—	28,920,834	(11,549,968)	33,960,565
Transaction costs	946,817	14,799	1,145,807	157,380
Amortization of debt issuance costs	308,061	313,022	961,975	893,084
Accretion of asset retirement obligation	116,514	110,992	345,199	332,977
Income tax expense (benefit)	(75,328)	(137,911)	(24,292)	213,418
Adjusted funds from operations (AFFO)	$(2,879,414)	$13,067,911	$8,957,743	$39,694,124

Weighted Average Shares of Common Stock Outstanding:
Basic	13,651,521	13,188,546	13,650,449	12,870,357
Diluted	13,651,521	15,609,545	13,650,449	15,197,745
NAREIT FFO attributable to Common Stockholders
Basic	$(0.31)	$(1.23)	$(0.87)	$0.31
Diluted (1)	$(0.31)	$(1.23)	$(0.87)	$0.31
FFO attributable to Common Stockholders
Basic	$(0.31)	$(1.22)	$(0.88)	$0.32
Diluted (1)	$(0.31)	$(1.22)	$(0.88)	$0.32
AFFO attributable to Common Stockholders
Basic	$(0.21)	$0.99	$0.66	$3.08
Diluted (2)	$(0.21)	$0.94	$0.66	$2.89
(1) For the three and nine months ended September 30, 2020 and 2019 diluted per share calculations exclude dilutive adjustments for convertible note interest expense, discount amortization and deferred debt issuance amortization because such impact is antidilutive. For periods presented without per share dilution, the number of weighted average diluted shares is equal to the number of weighted average basic shares presented.
(2) For the three and nine months ended September 30, 2019, diluted per share calculations include a dilutive adjustment for convertible note interest expense.